Exhibit 99.2 Renasant Corporation Acquisition of Commercial Holding Company October 27, 2026

Forward-Looking Statements and Other Disclaimers Cautionary Statement Regarding Forward-Looking Statements Statements included in this presentation which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are based on, among other things, Renasant Corporation (the “Company” or “RNST”) management’s and Commercial Holding Company, Inc. (“Commercial”) management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and the Company and Commercial. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include expectations relating to the anticipated opportunities and financial and other benefits of the business combination transaction between the Company and Commercial, and the projections of, or guidance on, the Company’s or the combined company’s future financial performance, asset quality, liquidity, capital levels, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Company’s business or financial results. The Company and Commercial caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement entered into between the Company and Commercial; the outcome of any legal proceedings that may be instituted against the Company or Commercial; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the business combination transaction) and Commercial shareholder approval or to satisfy any of the other conditions to the business combination transaction on a timely basis or at all; the possibility that the anticipated benefits of the business combination transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where the Company and Commercial do business; the possibility that the business combination transaction may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the business combination transaction; changes in the Company’s share price before the closing of the business combination transaction; risks relating to the potential dilutive effect of shares of the Company common stock to be issued in the business combination transaction; and other factors that may affect future results of the Company, Commercial and the combined company. Additional factors that could cause results to differ materially from those described above can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2026, and in other documents the Company files with the SEC, which are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s or Commercial’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company and Commercial anticipate. The Company and Commercial caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Neither the Company nor Commercial assumes, and each expressly disclaims, any obligation to update or otherwise revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. Market and Industry Data Unless otherwise indicated, market data and certain industry forecast data used in this presentation were obtained from third party sources and other publicly available information. Data regarding the industries in which the Company and Commercial compete and their respective market position and market share within these industries are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond the Company’s control. In addition, assumptions and estimates of the future performance of the Company’s industries are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause future performance to differ materially from assumptions and estimates. Company and Commercial Data Data about the Company provided in this presentation, including financial information, has been prepared by Company management. Data about Commercial provided in this presentation, including financial information, has been obtained from Commercial management and its regulatory filings. Combined Franchise Forward-Looking Data Neither the Company’s nor Commercial’s independent registered public accounting firms have studied, reviewed or performed any procedures with respect to the combined franchise forward-looking financial data for the purpose of inclusion in this presentation, and, accordingly, neither have expressed an opinion or provided any form of assurance with respect thereto for the purpose of this presentation. These combined franchise forward-looking financial data are for illustrative purposes only and should not be relied on as necessarily being indicative of future results. The assumptions and estimates underlying the combined franchise forward-looking financial data are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those in the “Cautionary Statement Regarding Forward-Looking Statements” disclaimer above. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the proposed acquisition or that actual results will not differ materially from those presented in the combined franchise forward-looking financial data. Inclusion of combined franchise forward-looking financial data in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Non-GAAP Financial Measures This presentation includes certain financial measures derived from consolidated financial data but not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that these non-GAAP measures, when taken together with its financial results presented in accordance with GAAP, provide meaningful supplemental information regarding its operating performance and facilitate internal comparisons of its historical operating performance on a more consistent basis. These non- GAAP financial measures, however, are subject to inherent limitations, may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as an alternative to GAAP measures. Reconciliations of non-GAAP measures to GAAP measures are included in the Company’s earnings releases and Forms 10-Q and 10-K for the respective quarter and period ends. 2

Deepens Renasant’s West Tennessee Franchise Strategic Rationale Combined Footprint KY Ø Core community banking franchise founded in 1877 Union City Union City Paris Paris MO – Almost 150 years of continuous operation with 9 branches across West 40 Nashville Tennessee Jackson Memphis TN Ø Strong granular deposit base and liquidity profile 24 75 – Loans / Deposits of 66.0% 85 Tupelo Jackson 59 AR Atlanta – 1.55% cost of deposits Birmingham Ø Seasoned management team with deep ties to local markets Memphis Ø Long history of high performance 16 20 TN AL GA MS – LTM ROAA of 1.11% and LTM ROATCE of 13.3%; 1.00%+ average MS 65 (1) core ROAA over the last 20 quarters 55 Ø Excellent credit quality 49 10 LA – NPAs / assets of 0.11% and NCOs averaging 0.04% of average loans over the last 20 quarters 95 RNST (259) Ø Shared vision and culture Commercial (9) 4 Ø Manageable size with familiar markets Pro Forma TN Presence Branches Deposits ($mm) FL – $1.1bn of assets, or 4% of RNST Renasant 19 $1,648 – Presence in Memphis and Jackson, TN Commercial 9 $972 Pro Forma 28 $2,620 Ø Complementary wealth management business (3) (2) Creates a Top 10 Bank in Tennessee – $1.2 billion of assets under management Source: Company documents and S&P Global Market Intelligence. Note: Financial data as of or for the quarter ended 9/30/26 unless otherwise stated. Deposit market share data as of 6/30/26. (1) Commercial Bank & Trust is an s-corp. Profitability ratios tax effected at 21% for illustrative purposes; LTM as of 9/30/26. (2) Includes trust and wealth assets under management. 3 (3) Includes banks with total assets <$100bn.

CommercialBank AND TRUST COMPANY Established 1877

Overview

RENASANT

Deposit Franchise

Deposit Highlights

- ~$1 billion of deposits across 9 branches in Paris, Union City, Jackson and Memphis, TN
- Core deposits[1] of 93%, noninterest bearing deposits of 22% and no brokered deposits
  - Average deposit size of approximately $36 thousand
- #2 market share of community banks in Henry County, TN (24%), Obion County, TN (17%) and Madison County, TN (6%)

Deposit Tenure



> 25 Years
< 5 Years
20 – 25 Years
14 Years
Wtd. Avg. Tenure
15 – 20 Years
10 – 15 Years
5 – 10 Years

< 5 Years	35.1%
5 – 10 Years	17.8%
10 – 15 Years	12.1%
15 – 20 Years	12.7%
20 – 25 Years	7.7%
> 25 Years	14.6%

~45% of relationships have been with the bank for over 10 years

Financial Highlights

$1.1B Assets	$648M Loans HFI	$983M Deposits
66.0% Loans / Deposits	19.6% CET1 Ratio[2]	101% CRE Ratio[3]
1.11% LTM ROAA[4]	1.55% Cost of Deposits	3.61% NIM
0.11% NPAs / Assets	0.0% NCOs / Avg. Loans	$1.2B AUM[5]

Source: Company documents and S&P Global Market Intelligence.
Note: Financial data as of or for the quarter ended 9/30/26 unless otherwise stated. Deposit market share data as of 6/30/26.
(1) Core deposits defined as total deposits less time deposits greater than $250,000 and brokered deposits.
(2) Bank-level regulatory capital ratio.
(3) CRE ratio calculated as (Construction & Land Development + Multifamily + Non-Owner Occupied CRE Loans) / (Bank Level Tier 1 + ACL).
(4) Commercial Bank & Trust is an s-corp. Profitability ratios tax effected at 21% for illustrative purposes; LTM as of 9/30/26.
(5) Includes trust and wealth assets under management.

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Transaction Summary

RENASANT

Buyer

- Renasant Corporation ("RNST"), parent company of Renasant Bank
- Headquartered in Tupelo, MS

Seller

- Commercial Holding Company, Inc. ("Commercial"), parent company of Commercial Bank & Trust Company
- Headquartered in Paris, TN

Consideration

- Fixed exchange ratio of 0.8798x RNST shares per Commercial share; ~2.64 million RNST shares issued
- Pre-close special cash dividend of $35.7 million

Pro Forma Ownership

- Approximately 97% RNST / 3% Commercial

Transaction Value & Multiples

	Renasant Corporation / Commercial Bank and Trust Company[1]	Comparable Transactions[2]
Transaction Value ($M)	$142	$165
Transaction Value / Tangible Common Equity	1.63x	1.65x
Transaction Value / LTM Earnings (Tax-Effected)[3]	12.1x	13.5x
Transaction Value / LTM Earnings (Tax-Effected) + Cost Savings[4]	7.7x	7.4x
Core Deposit Premium[5]	6.0%	8.7%

Leadership & Governance

- Roy Molitor Ford, Jr., Chairman & CEO of Commercial, expected to join Renasant in a market executive role

Required Approvals

- Commercial Holding Company shareholder approval
- Regulatory approvals from the Federal Reserve and Mississippi DBCF
- Expected closing in Q1 2027

(1) Based on 2,639,400 RNST shares issued and RNST historical 10-day average closing price of $40.29 as of 10/26/26; includes a $35.7 million pre-close special cash dividend. Commercial financial data as of 9/30/26.
(2) Represents the median of 18 Southeast bank transactions with total announced transaction values between $100 million and $400 million since 1/1/24.
(3) LTM 9/30/26 earnings tax effected at 21% for illustrative purposes.
(4) LTM 9/30/26 earnings tax effected at 21% plus fully phased-in after-tax cost savings.
(5) Core deposit premium defined as (Aggregate Merger Consideration – Tangible Common Equity) / Core Deposits.

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Financial Assumptions and Impact

RENASANT

Key Transaction Assumptions

Cost Savings & Merger Charges	– 25% of Commercial noninterest expense – 50% realized in 2027; 100% thereafter – $19.0 million after-tax merger charges
Purchase Accounting Adjustments	– Loan mark: 1.50% credit ($10.0 million) and 0.67% interest rate ($4.5 million) – Commercial Bank & Trust securities portfolio is sold and reinvested in higher yielding assets – Incremental securities mark of $4.9 million(1) – Fixed assets: $10 million write-up, amortized over 30 years – Core deposit intangible: 3.00% of core deposits ($23.8 million), amortized over 10 years (sum-of-years-digits)
Other Key Assumptions	– Expected close in Q1 2027 – 24.5% tax rate – ~$1 million annual pre-tax loss of interchange income (Durbin) – Assumes RNST standalone share repurchases remain active
Revenue Synergies	– Identified but not modeled

Pro Forma Financial Impact

Financial Returns

~4%	<(1.5%)	2 Years
2028E EPS Accretion	TBV Dilution at Close	TBV Earnback(2)

Pro Forma Capital at Close(3)

8.8%	9.6%	11.0%
TCE / TA	Leverage Ratio	CET1 Ratio
15.1%	**68%**	**274%**
Total Capital Ratio	C&D Ratio(4)	CRE Ratio(5)

Note: Pro forma figures reflect the transaction assumptions shown and RNST historical 10-day average closing price of $40.29 as of 10/26/26. Commercial financial data as of 9/30/26.
(1) Incremental mark to securities portfolio above 9/30/26 AOCI (including AFS and HTM).
(2) TBV earnback calculated using the crossover method.
(3) Pro forma consolidated capital ratios estimated at closing (Q1 2027).
(4) C&D ratio calculated as Construction & Land Development Loans / (Bank Level Tier 1 Equity + ACL).
(5) CRE ratio calculated as (Construction & Land Development + Multifamily + Non-Owner Occupied CRE Loans) / (Bank Level Tier 1 Equity + ACL).

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History of Successful Acquisitions History of Acquisitions and De Novo Expansion Over the past 16 years, Renasant has opened de novo branches in attractive Southeast markets and completed 2 FDIC-assisted transactions, 6 whole-bank acquisitions and a commercial finance acquisition $28.6 $26.8 $27.5 $18.0 $17.4 $17.0 $16.8 $14.9 $13.4 $12.9 $9.8 $8.7 $7.9 $5.8 $5.7 $4.3 $4.2 $4.2 Total Assets ($bn): 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q3 2026 Source: S&P Global Market Intelligence. Financial data as of or for each respective period end. 7

Additional Information No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger of the Company and Commercial, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Important Additional Information and Where to Find It In connection with the proposed transaction, the Company will file with the SEC a registration statement on Form S-4 (the “registration statement”), which will contain a proxy statement of Commercial and a prospectus of the Company (the “proxy statement/prospectus”), and the Company may file with the SEC other relevant documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, COMMERCIAL AND THE PROPOSED TRANSACTION. When final, a definitive copy of the proxy statement/prospectus will be mailed to Commercial shareholders. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about the Company, free of charge from the Company or from the SEC’s website at www.sec.gov when they are filed. The documents filed by the Company with the SEC may be obtained free of charge at the Company’s website, at www.renasant.com, or by requesting them by mail at Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804, Attention: Corporate Secretary, or by telephone at (662) 680-1001. Participants in the Solicitation The Company, Commercial and certain of their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the shareholders of Commercial in respect of the proposed transaction. Information about the Company’s directors and executive officers is available in the Company’s proxy statement dated March 18, 2026, for its 2026 Annual Meeting of Shareholders, filed with the SEC on March 18, 2026, and other documents filed by the Company with the SEC. Other information regarding the persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company as indicated above. 8